ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT 99

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 23, 2002

EVERGREENBANCORP, INC.
(Exact name of registrant as specified in its charter)

Washington	000-32915	91-2097262

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

301 Eastlake Avenue East, Seattle, Washington 98109
(Address of Principal Executive Offices) (Zip Code)

206/628-4250
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS

EvergreenBancorp, Inc. announced on May 24, 2002 that it completed an issuance of $5 million in trust preferred securities through a newly formed special purpose business trust, EvergreenBancorp Capital Trust I.

A copy of the press release issued by EvergreenBancorp, Inc. is attached hereto as Exhibit No. 99.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	The following exhibit is filed as part of this Form 8-K.

Exhibit No.	Description

99	Press release, dated May 24, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREENBANCORP, INC.

Dated: June 12, 2002	By:	/s/ William G. Filer II
William G. Filer II Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99	Press Release, dated May 24, 2002

2